1933 Act File No. 33-07404
                                                  1940 Act File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                  ---

      Pre-Effective Amendment No.         ................

      Post-Effective Amendment No.   44   ................          X
                                   -------                        ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          X
                                                                       ---

      Amendment No.   43   .....................................       X
                    -------                                          ---

                               BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

         Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

Jay S. Neuman, Esquire                      Copies to:  Burton M. Leibert, Esq.
Federated Investors Tower                            Willkie Farr & Gallagher
Pittsburgh, Pennsylvania 15222-3779                  One Citicorp Center
(Name and Address of Agent for Service)              153 East 53rd Street
                            New York, New York 10022

It is proposed that this filing will become effective
(check appropriate box)

[X] immediately upon filing pursuant to paragraph (b) [ ] on pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on
(date) pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph (a)(2) [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Asset Management Portfolio and BT Investment Portfolios (Asset Management Portfolio II and Asset Management Portfolio III) have also executed this Amendment to the Registration Statement.

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

 X filed the Notice required by that Rule on February 28, 1997 or intends to file the Notice required by that Rule on or about ; or during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.

                              CROSS-REFERENCE SHEET

         This Amendment to the Registration Statement of BT INVESTMENT FUNDS, which is comprised of eighteen funds, relates only to BT Investment Lifecycle Long Range Fund, BT Investment Lifecycle Mid Range Fund, and BT Investment Lifecycle Short Range Fund and is comprised of the following:

PART A   INFORMATION REQUIRED IN A PROSPECTUS.

                               Prospectus Heading
                          (Rule 404(c) Cross Reference)

Item 1.           Cover Page....................Cover Page.
Item 2.           Synopsis......................Summary of Fund Expenses.
Item 3.           Condensed Financial
                  Information..................Financial Highlights; Performance
                                               Information and Reports.
Item 4.           General Description of
                  Registrant....................The Funds; Who May Invest;
                                                Investment Objectives and
                                                Policies; Risk Factors:
                                                Matching the Fund to Your
                                                Investment Needs; Special
                                                Information Concerning
                                                Master-Feeder Fund Structure;
                                                Additional Information.
Item 5.           Management of the Fund........Management of the Trust and
                                                Portfolios.
Item 6.           Capital Stock and Other
                  Securities                 Dividends, Distributions and Taxes.
Item 7.           Purchase of Securities Being
                  Offered.......................Net Asset Value; Purchase and
                                                Redemption of Shares.
Item 8.           Redemption or Repurchase....Purchase and Redemption of Shares.
Item 9.           Legal Proceedings             None.

     PART B. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.          Cover Page..................................Cover Page.
Item 11.          Table of Contents...........................Table of Contents.
Item 12.          General Information and
                  History                             Organization of the Trust.
Item 13.          Investment Objectives and
                  Policies                   Investment Objectives and Policies.
Item 14.          Management of the Fund. ...Management of the Trust and
                                             Portfolios.
Item 15.          Control Persons and Principal
                  Holders of Securities.......................Management of the
                                    Trust and
                                                              Portfolios,
                                     Trustee
                               Compensation Table.
Item 16.          Investment Advisory and Other
                  Services                                   Investment Adviser;
                                                             Administrator.
Item 17.          Brokerage Allocation.......................Portfolio
                                                             Transactions and
                                    Brokerage
                                  Commissions.
Item 18.          Capital Stock and Other
                  Securities                                  Not Applicable.
Item 19.          Purchase, Redemption and
                  Pricing of Securities Being
                  Offered.....................................Net Asset Value;
                                  Valuation of
                                   Securities;
                               Redemption in Kind.
Item 20.          Tax Status..................................Taxation.
Item 21.          Underwriters                                Not applicable.
Item 22.          Calculation of Performance
                  Data                                       Performance
                                  Information.
Item 23.          Financial Statements.......................Incorporated  by
                                                             reference  to  the
                                                            Funds' Annual Report
                                                            dated March, 1997
                                                            pursuant to Rule 411
                                                           under the  Securities
                                                           Act of 1933.  (File
                                                           Nos.  33-07404 and
                                                           811-4760).



                           o BT INVESTMENT FUNDS o

                                        BT Investment Lifecycle Short Range Fund
                                          BT Investment Lifecycle Mid Range Fund
                                         BT Investment Lifecycle Long Range Fund

A family of asset allocation funds, each investing in stocks, bonds and short-term instruments to achieve a distinct goal.

                                   PROSPECTUS
                                  June 30, 1997

BT Investment Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Long Range Fund (each a "Fund" and together the "Funds") that you should know and can refer to in deciding whether the Funds' goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI by calling the Funds' Service Agent at 1-800-730-1313.

Unlike other mutual funds, each Fund seeks to achieve its investment objectives by investing all of its investable assets ("Assets") in a separate investment company (a "Portfolio" and together the "Portfolios") with an identical investment objective. The investment performance of each Fund will correspond directly to the investment performance of the corresponding Portfolio. See "Special Information Concerning Master Feeder Fund Structure" herein.

Bankers Trust Company ("Bankers Trust") is the investment adviser (the "Adviser") of each Portfolio. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bankers Trust or any other banking or depository institution. Shares are not federally guaranteed or insured by the Federal Deposit Insurance Corporation, the U.S. government, the Federal Reserve Board or any other agency and are subject to investment risk, including the possible loss of the principal amount invested.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             EDGEWOOD SERVICES, INC.

    Clearing Operations P.O. Box 897 Pittsburgh, Pennsylvania 15230-0897

I


                              TABLE OF CONTENTS

The Funds                                                             3

Who May Invest                                                        3

Summary of Fund Expenses                                              4

Financial Highlights                                                  5

Investment Objective and Policies                                     7

Risk Factors: Matching the Fund to Your Investment Needs             10

Net Asset Value                                                      13

Purchase and Redemption of Shares                                    14

Dividends, Distributions and Taxes                                   18

Performance Information and Reports                                  19

Management of the Trust and Portfolios                               19

Additional Information                                           23

THE FUNDS

Each Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments. The Funds' investment objectives are as follows:

o BT Investment Lifecycle Short Range Fund --seeks high income over the long term consistent with conservation of capital.

o BT Investment Lifecycle Mid Range Fund -- seeks long term capital growth, current income, and growth of income, consistent with reasonable investment risk.

o BT Investment Lifecycle Long Range Fund -- seeks high total return with reduced risk over the long term.

The Trust seeks to achieve the investment objective of each Fund by investing all of the Assets of the Fund in the corresponding Portfolio. Each Portfolio has the same investment objective as the corresponding Fund.

WHO MAY INVEST

The Funds are designed to make investing for your future easy. Each Fund is diversified across stocks, bonds, and short-term instruments; each Fund is professionally managed by a team of Bankers Trust experts; and each Fund is specially designed to meet the investment objectives of investors at different points in the wealth accumulation cycle. Thus, investing in the Funds is easier than typical mutual funds, since with the Funds the worry of deciding how much to put in stocks or bonds is left to professionals. All you decide is how long it will be until you need your savings.

o BT Investment Lifecycle Short Range Fund: This Fund is designed for investors with less than five years until they need their savings. Since the Fund seeks high income over the long term, it may be appropriate for investors who need current income rather than capital growth and who are not willing to ride out market fluctuations.

o BT Investment Lifecycle Mid Range Fund: This Fund is designed for investors who will not need their savings for at least five years. Since the Fund seeks long term capital growth, current income, and growth of income, it may be appropriate for investors who can tolerate some short-term market value fluctuation, but who also need the added stability of share value that can be derived from investing for income.

o BT Investment Lifecycle Long Range Fund: This Fund is designed for investors who have more than ten years until they will need their savings. In other words, since the Fund seeks high total return with reduced risk over the long term, the Fund is appropriate for investors who are willing to ride out market fluctuations.

SUMMARY OF FUND EXPENSES

The following table provides (i) a summary of expenses relating to purchases and sales of the shares of each Fund, and the annual operating expenses of each Fund and its corresponding Portfolio, as a percentage of average net assets of each Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in each Fund. The Trustees of the Trust believe that the expenses of each Fund and expenses of the corresponding Portfolio, in the aggregate, will be less than or approximately equal to the expenses which each Fund would incur if the Trust retained the services of an investment adviser and the Assets of that Fund were invested directly in the type of securities being held by the corresponding Portfolio.

                                                                       BT
Investment        BT Investment      BT Investment

Lifecycle                  Lifecycle                 Lifecycle

                                                                       Short

Range    Mid Range         Long Range

                                                                       Fund
Fund              Fund

Annual Operating Expenses

(as a percentage of the average daily net assets of each Fund)

Investment advisory fee (after waivers)                         0.35%           0.39%          0.43%
12b-1 fees                                                      0.00           0.00            0.00
Other expenses (after reimbursements or waivers)                0.65           0.61            0.57


Total operating expenses (after reimbursements or waivers)      1.00%          1.00%           1.00%

Example:                                                        1 year         3 years         5 years  10 years
You would pay the following expenses for each Fund
on a $1,000 investment, assuming (1) 5% annual return
and (2) redemption at the end of each time period               $10              $32           $55        $122


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of each of the Funds. While reimbursement of distribution expenses in amounts up to 0.20% of average net assets are authorized to be made pursuant to the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), it is not expected that any payments will actually be made under that plan in the foreseeable future. If the plan were activated, long-term shareholders may pay more 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to the Portfolios. Without such waivers, each Portfolio's investment advisory fee would have been equal to 0.65% of the Portfolio's average daily net assets. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 1.00% of the Fund's average net assets. In the absence of this undertaking, for the fiscal year ended March 31, 1997 "Total operating expenses" above of the BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Long Range Fund, and corresponding Portfolios, would have been equal to approximately 1.65%, 1.55% and 1.48%, respectively, of each Fund's average net assets. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

The Funds are distributed by Edgewood Services, Inc. ("Edgewood" or the "Distributor") to investors including customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by each Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly. For more information with respect to the expenses of the Funds and the Portfolios, see "Management of the Trust and Portfolios" herein.

FINANCIAL HIGHLIGHTS


The following tables show selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data of the Funds for the periods indicated and have been audited by Coopers & Lybrand L.L.P., the Funds' independent accountants, whose report thereon appears in the Funds' Annual Report which is incorporated by reference in the Funds' SAI.


SHORT RANGE

-----------------------------------------------------------
                                                                                                             FOR THE
PERIOD
                                                                           FOR THE YEAR ENDED               OCTOBER 15,
1993
                                                                                MARCH 31,                    (COMMENCEMENT
                                                                 ----------------------------------------  OF OPERATIONS)
TO
                                                                   1997           1996             1995       MARCH 31,
1994
                                                                 ----------     ----------     ----------
-----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . . .         $10.03     $     9.50     $     9.60     $    10.00
                                                                 ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income . . . . . . . . . . . . . . . . . .           0.48           0.45           0.41           0.13
   Net Realized and Unrealized Gain (Loss) on Investments,
      Foreign Currencies and Futures Contracts . . . . . . .           0.34           0.54         (0.13)         (0.47)
                                                                 ----------     ----------     ----------     ----------
Total from Investment Operations . . . . . . . . . . . . . .           0.82           0.99           0.28         (0.34)
                                                                 ----------     ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income . . . . . . . . . . . . . . . . . .         (0.54)         (0.46)         (0.37)         (0.06)
   Net Realized Gain from Investment Transactions. . . . . .             --             --         (0.01)             --
                                                                 ----------     ----------     ----------     ----------
Total Distributions. . . . . . . . . . . . . . . . . . . . .         (0.54)         (0.46)         (0.38)         (0.06)
                                                                 ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . .     $    10.31     $    10.03     $     9.50     $     9.60
                                                                 ----------     ----------     ----------     ----------
                                                                 ----------     ----------     ----------     ----------
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .           8.32%         10.67%          3.08%
(7.39%)*
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Period (000s omitted). . . . . . . . .     $   32,552     $   28,899     $   21,137     $   17,582
   Ratios to Average Net Assets:
      Net Investment Income. . . . . . . . . . . . . . . . .           4.24%          4.64%          4.47%          3.12%*
      Expenses, including expenses of the
         Asset Management Portfolio III. . . . . . . . . . .           1.00%          1.00%          1.00%          1.00%*
      Decrease Reflected in Above Expense Ratio Due
         to Absorption of Expenses by Bankers Trust. . . . .           0.65%          0.65%          0.82%          1.12%*


- --------------------
*    Annualized




                                                                                        MID RANGE

-----------------------------------------------------------

                             FOR THE PERIOD
                                                                            FOR THE YEAR ENDED             OCTOBER 14,
1993
                                                                                  MARCH 31,                  (COMMENCEMENT
                                                                 ----------------------------------------  OF OPERATIONS)

TO
                                                                    1997           1996            1995      MARCH 31,
1994
                                                                 ----------     ----------     ----------
-----------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . . .     $    10.48     $     9.61     $     9.45     $    10.00
                                                                 ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income . . . . . . . . . . . . . . . . . .           0.42           0.41           0.37           0.11
   Net Realized and Unrealized Gain (Loss) on Investments,
      Foreign Currencies and Futures Contracts . . . . . . .           0.72           0.96           0.11         (0.60)
                                                                 ----------     ----------     ----------     ----------
Total from Investment Operations . . . . . . . . . . . . . .           1.14           1.37           0.48         (0.49)
                                                                 ----------     ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income . . . . . . . . . . . . . . . . . .         (0.44)         (0.44)         (0.32)         (0.06)
   Net Realized Gain from Investment Transactions. . . . . .         (0.38)         (0.06)             --             --
                                                                 ----------     ----------     ----------     ----------
Total Distributions. . . . . . . . . . . . . . . . . . . . .         (0.82)         (0.50)         (0.32)         (0.06)
                                                                 ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . .     $    10.80     $    10.48     $     9.61     $     9.45
                                                                 ----------     ----------     ----------     ----------
                                                                 ----------     ----------     ----------     ----------
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          11.16%         14.65%          5.24%
(10.48%)*
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Period (000s omitted). . . . . . . . .     $   61,867     $   51,466     $   25,733     $   19,170
   Ratios to Average Net Assets:
      Net Investment Income. . . . . . . . . . . . . . . . .           3.48%          4.15%          4.01%          2.77%*
      Expenses, including expenses of the
         Asset Management Portfolio II . . . . . . . . . . .           1.00%          1.00%          1.00%          1.00%*
      Decrease Reflected in Above Expense Ratio Due
         to Absorption of Expenses by Bankers Trust. . . . .           0.55%          0.58%          0.76%          1.10%*


- --------------------
*    Annualized

LONG RANGE

-----------------------------------------------------------

                              FOR THE PERIOD
                                                                            FOR THE YEAR ENDED              NOVEMBER 16,
1993
                                                                                  MARCH 31,
(COMMENCEMENT
                                                                             ----------------------------------------  OF
OPERATIONS) TO
                                                                                         1997           1996
1995      MARCH 31, 1994
                                                                 ----------     ----------     ----------
-----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . . .     $    11.32     $    10.07     $     9.68     $    10.00

----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income . . . . . . . . . . . . . . . .                         . .           0.35
0.37           0.30           0.02
   Net Realized and Unrealized Gain (Loss) on Investments,
      Foreign Currencies and Futures Contracts . . .          . . . .           1.18           1.54
0.32          (0.34)
                                                                                                           ----------
----------     ----------     ----------
Total from Investment Operations . . . . . .                . . . . . . . .           1.53           1.91
0.62          (0.32)

----------     ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income . . . . . . . . . . . . . . . .                             . .          (0.39)
(0.38)         (0.23)            --
   Net Realized Gain from Investment Transactions. . .          . . .          (0.50)         (0.28)
--             --

----------     ----------     ----------     ----------
Total Distributions. . . . . . . . .                                 . . . . . . . . . . . .          (0.89)
(0.66)         (0.23)            --

----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . .     $    11.96     $    11.32     $    10.07     $     9.68

----------     ----------     ----------     ----------

----------     ----------     ----------     ----------
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          13.88%         19.41%          6.60%
(8.42%)*
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Period (000s omitted). . . . . . . . .               $   78,291     $   56,012     $   13,366
$    5,203
   Ratios to Average Net Assets:
      Net Investment Income. . . . . . . . . . . . . . . .                       .           2.73%
3.58%          3.41%          2.69%*
      Expenses, including expenses of the
         Asset Management Portfolio. . . . . . . . . . .                  . .           1.00%          1.00%
1.00%          1.00%*
      Decrease Reflected in Above Expense Ratio Due
         to Absorption of Expenses by Bankers Trust. . . . .           0.48%          0.60%          0.91%          6.00%*


*Annualized

Further information about each Fund's performance is contained in the Funds' Annual Report, dated March 31, 1997, which can be obtained free of charge.

INVESTMENT OBJECTIVES AND POLICIES
Each Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments. The Funds' investment objectives are as follows:


o BT Investment Lifecycle Short Range Fund --seeks high income over the long term consistent with conservation of capital.

o BT Investment Lifecycle Mid Range Fund -- seeks long term capital growth, current income, and growth of income, consistent with reasonable investment risk.

o BT Investment Lifecycle Long Range Fund -- seeks high total return with reduced risk over the long term.

The Funds offer investors a convenient means of diversifying their holdings in various classes of assets while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as determining asset class allocations, coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records.


The Trust seeks to achieve the investment objective of each Fund by investing all the Assets of the BT Investment Lifecycle Short Range Fund in the Asset Management Portfolio III, the BT Investment Lifecycle Mid Range Fund in the Asset Management Portfolio II, and the BT Investment Lifecycle Long Range Fund in the Asset Management Portfolio. Each corresponding Portfolio has the same investment objective as the Fund. There can be no assurances that the investment objective of any of the Funds or the Portfolios will be achieved. The investment objective of each of the Funds and the Portfolios is not a fundamental policy and may be changed upon notice to, but without the approval of, a Fund's shareholders or a Portfolio's investors, respectively. See "Special Information Concerning Master Feeder Fund Structure" herein.

Since the investment characteristics of the Funds will correspond directly to those of the Portfolios, the following is a discussion of the various investments and investment policies of each Portfolio. Additional information about the investment policies of the Portfolios appears in the SAI.

All Portfolios


Investment Allocations. In seeking to achieve each Portfolio's investment objective, the Adviser, allocates the Portfolio's assets among three principal asset classes (as discussed below): stocks, bonds and short-term instruments. The asset classes stated below are based on risk characteristics and may not be identical to the Portfolio's total aggregate holdings of the three types of instruments. For example, a Portfolio may buy or sell a futures contract to increase or decrease the Portfolio's exposure to the stock market. Bankers Trust will normally allocate the assets of each Fund's corresponding Portfolio within the following parameters:

                                            Short Term    Bonds    Stocks

BT Investment Lifecycle Short Range Fund      0 - 65%    35 - 70%    0 - 30%
BT Investment Lifecycle Mid Range Fund        0 - 50%    30 - 60%   20 - 50%
BT Investment Lifecycle Long Range Fund       0 - 25%    25 - 55%   40 - 70%


The asset classes of the corresponding Portfolio of each Fund fluctuates around the following neutral position: BT Investment Lifecycle Short Range Fund -- 30% to short-term instruments, 55% to bonds and 15% to stocks; BT Investment Lifecycle Mid Range Fund -- 20% to short-term instruments, 45% to bonds and 35% to stocks; and BT Investment Lifecycle Long Range Fund -- 10% to short-term instruments, 35% to bonds and 55% to stocks.

As of March 31, 1997, the asset classes of the corresponding Portfolio of each Fund were allocated as follows: BT Investment Lifecycle Short Range Fund -- 46% to short-term instruments, 40% to bonds and 14% to stocks; BT Investment Lifecycle Mid Range Fund -- 40% to short-term instruments, 27% to bonds and 33% to stocks; and BT Investment Lifecycle Long Range Fund -- 30% to short-term instruments, 17% to bonds and 53% to stocks. Each Portfolio may make substantial temporary investments in cash and money market instruments for defensive purposes when, in Bankers Trust's judgment, market conditions warrant, or when
the Portfolio has less than $10 million in assets.      Bankers Trust
regularly reviews each Portfolio's investment allocations, and will gradually vary them over time to favor asset classes that, in Bankers Trust's current judgment, provide the most favorable total return outlook consistent with each Portfolio's investment objective. In making allocation decisions, Bankers Trust will evaluate projections of risk, market and economic conditions, volatility, yields and expected return. Bankers Trust will seek to reduce risk relative to an investment in common stocks by emphasizing the bond and short-term classes when stocks appear overvalued. Bankers Trust's management will include use of database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securities. Short-Term Instruments. These securities include the following types of domestic and foreign securities and money market instruments with remaining maturities of thirteen months or less. Bankers Trust will seek to maximize total return within the short-term class by taking advantage of yield differentials between different instruments, issuers and currencies. The short-term class consists of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime 1 by Moody's or A 1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or foreign currencies and will have been determined to be of high quality by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, by Bankers Trust Bonds. These securities include investment grade domestic and foreign fixed income securities with remaining maturities or durations greater than thirteen months. Bankers Trust seeks to maximize total returns within the bond class by adjusting each Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, as well as by exploiting yield differentials between securities. The bond class consists of bonds, notes, adjustable rate preferred stocks, convertible bonds, mortgage related and asset backed securities, domestic and foreign government and government agency securities, zero coupon bonds, Rule 144A securities and other intermediate and long term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. No more than 5% of each Portfolio's net assets (at the time of investment) may be in lower rated (BB/Ba or lower), high yield bonds. Each Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the respective Fund's shareholders. Securities rated BB/Ba by a NRSRO are considered to have speculative characteristics. See the Appendix to the SAI for further information on these securities. Stocks. These securities include domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, included in the bond class). Bankers Trust seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that it believes to have superior investment potential. Securities in the stock class may include common stocks, fixed rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Bankers Trust believes that diversification of a Portfolio's investments among the asset classes will, under most market conditions, better enable each Portfolio to reduce risk while seeking high total return consistent with the Portfolio's objectives.


Maturity and Duration. The remaining maturity of a fixed income instrument is the amount of time left before the bond's principal is due. The duration of an instrument or a group of instruments measures the instrument's or group of instruments' value's expected response to changes in interest rates. Foreign Investments and Currency Management. Each Portfolio focuses on U.S. investment opportunities, but may invest a portion of its assets in foreign securities. Each Portfolio will not invest more than 25% of its total assets in equity securities of foreign issuers under normal conditions. Each Portfolio also will not invest more than 25% of its total assets in each of the bond and short-term classes in foreign securities and securities denominated in foreign currencies. Foreign securities of all types will normally constitute less than 50% of each Portfolio's assets.

In connection with each Portfolio's investments denominated in foreign currencies, Bankers Trust may choose to utilize a variety of currency management strategies. Bankers Trust seeks to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide to U.S. investors. In doing so, Bankers Trust will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth, and government policies influencing currency exchange rates and business conditions.


To manage exposure to currency fluctuations, each Portfolio may enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Each Portfolio will use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. These currency management strategies allow Bankers Trust to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require the Portfolio to segregate liquid assets in a custodial account to cover its obligations. For additional information on foreign investments and currency management, see "Additional
Information" herein and the SAI.       Options and Futures Contracts. Each
Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates, and as an efficient means of managing allocations between asset classes. Each Portfolio may invest in options and futures based on any type of security or index related to the Portfolio's investments, including options and futures traded on foreign exchanges


Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Portfolios' investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy. See "Additional Information" herein for further information on options on stocks, options and futures contracts on stock indices, options on futures contracts, foreign currency exchange transactions, and options on foreign currencies. Investment Company Securities. Securities of other investment companies may be acquired by each Portfolio to the extent permitted under the 1940 Act, that is, a Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company. Each Portfolio may be permitted to exceed these limitations by an exemptive order of the SEC. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by a Portfolio in shares of other investment companies
would be subject to such duplicate expenses.      Other Investments and
Investment Techniques

Each Portfolio may also utilize the following investments and investment techniques and practices: when issued and delayed delivery securities, short sales, indexed securities, securities lending, repurchase agreements, Rule 144A securities, zero coupon debt securities, government securities, mortgage backed securities, collateralized mortgage obligations, asset backed securities and foreign investments. See "Additional Information" herein for further information.

Additional Investment Limitations


As diversified funds, no more than 5% of the assets of each Portfolio may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of a Portfolio's assets may be invested without regard to this limitation. Each Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Portfolio which may not be changed without investor approval. No more than 15% of each Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven calendar days). Additional investment policies of each Portfolio are contained in the SAI. RISK FACTORS: MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS The Funds are designed to make investing for your future easy. Each Fund is diversified across stocks, bonds, and short-term instruments; each Fund is professionally managed by a team of Bankers Trust experts; and each Fund is specially designed to meet the investment objectives of investors at different points in the wealth accumulation cycle. Thus, investing in the Funds is easier than typical mutual funds, since with the Funds the worry of deciding how much to put in stocks or bonds is left to professionals. All you decide is how long it will be until you need your savings.

o BT Investment Lifecycle Short Range Fund: This Fund is designed for investors with less than five years until they need their savings. Since the Fund seeks high income over the long term, it may be appropriate for investors who need current income rather than capital growth and who are not willing to ride out market fluctuations.


o BT Investment Lifecycle Mid Range Fund: This Fund is designed for investors who will not need their savings for at least five years. Since the Fund seeks long term capital growth, current income, and growth of income, it may be appropriate for investors who can tolerate some short-term market value fluctuation, but who also need the added stability of share value that can be derived from investing for income.

o BT Investment Lifecycle Long Range Fund: This Fund is designed for investors who have more than ten years until they will need their savings. In other words, since the Fund seeks high total return with reduced risk over the long term, the Fund is appropriate for investors who are willing to ride out market fluctuations.


Each Fund is designed for investors seeking to achieve their investment objectives through a variety of investments selected at the discretion of the Portfolio's Adviser, yet subject to parameters that generally limit risk and exposure to any one asset class. Each Portfolio diversifies its investments among short-term instruments, bonds and stocks as economic conditions change. Each Fund may also be appropriate for investors who wish to moderate risks over time by taking advantage of the asset class with the best relative value. Each Portfolio allocates its investments within the parameters described in "Investment Objectives, Policies and Risks" herein. Since each Portfolio's asset allocation involves significant investment in short-term instruments and bonds over time, it is expected that each Portfolio will be less volatile than a fund that invests primarily in common stocks. Each Fund's share price, yield and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

Each Fund's performance may be affected by many different factors depending on the corresponding Portfolio's emphasis. Short-term instruments are generally the most stable securities in which each Portfolio will invest. Their returns depend primarily on current short-term interest rates although currency fluctuations
can also be significant with respect to short-term foreign securities.      The
bond class is affected primarily by interest rates: prices of fixed income securities tend to rise when interest rates fall, and fall when interest rates rise. Interest rate changes will have a greater impact on a Portfolio if it is heavily invested in long term or zero coupon bonds. Fixed income securities may also be affected by changes in credit quality.

The stock class is subject to the risks of stock market investing, including the possibility of sudden or prolonged market declines as well as the risks associated with individual companies. These risks may be intensified for investments in smaller or less well known companies or in foreign securities.

Risks of Investing in Foreign Securities

The investment in foreign securities may involve additional risks. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as a Portfolio. The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Foreign securities may be less liquid or more volatile than domestic investments. Bankers Trust considers these factors in making investments for each Portfolio and limits the amount of each Portfolio's assets that may be invested in foreign securities to 25% of its total assets for each asset class and to less than 50% for all classes under normal conditions. However, within each Portfolio's limitations, investments in any one country or currency are not restricted.

Derivatives


Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage related and other asset backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. The Portfolio may use futures and options for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The use of derivatives may result in some leverage. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economical means of improving the risk/reward profile of a Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for a Portfolio. The use of derivatives for non hedging purposes may be considered speculative. A description of the derivatives that the Portfolios may use and some of their associated risks is found under "Additional Information" herein.


Each Portfolio's investment in options, futures or forward contracts, and similar strategies depend on Bankers Trust's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If Bankers Trust applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower a Portfolio's return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Portfolio in the event of default by the other party to the contract. Each Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.


Further descriptions of a number of investments and investment techniques available to the Portfolios, including foreign investments and the use of options and futures and other investment techniques which may be considered "derivatives", and certain risks associated with these investments and techniques are included under "Additional Information" herein.


Portfolio Turnover


The frequency of portfolio transactions -- a Portfolio's turnover rate -- will vary from year to year depending on market conditions. For the fiscal years ended March 31, 1997, and 1996, respectively, each Portfolio's portfolio turnover rates were as follows: Asset Management Portfolio III -- 307% and 221%; Asset Management Portfolio II -- 209%, and 208%; and Asset Management Portfolio -- 137% and 154%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, Bankers Trust carefully weighs the anticipated benefits of short-term investment against these consequences.




Special Information Concerning Master-Feeder Fund Structure


Unlike other open end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Funds seek to achieve their investment objectives by investing all of their Assets in the corresponding Portfolio, a separate registered investment company with the same investment objectives as the respective Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Funds due to variations in sales commissions and other operating expenses. Therefore, investors in the Funds should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolios. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolios is available by contacting Bankers Trust at 1-800-730-1313.

The master-feeder structure is relatively complex, so shareholders should
carefully consider this investment approach.      Smaller funds investing in the
Portfolios may be materially affected by the actions of larger funds investing in the Portfolios. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolios could have effective voting control of the operations of the Portfolios. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will, except as permitted by the SEC, hold a meeting of shareholders of the corresponding Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in a Portfolio's investment objectives, policies or restrictions may require the corresponding Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investments from the corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of a Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.
Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of the Funds or the Portfolios. See "Investment Objective and Policies " herein and in the SAI for a description of the fundamental policies of the Portfolios that cannot be changed without approval by the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of each Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolios, see "Investment Objectives and Policies" herein and in the SAI. For descriptions of the management and expenses of the Portfolios, see "Management of the Trust and Portfolios" herein and in the SAI.


NET ASSET VALUE


The net asset value ("NAV") per share of each Fund is calculated on each day on which the New York Stock Exchange Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of each Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., New York time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share of each Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. Each Portfolio's securities and other assets are valued on the basis of market quotations or, if market quotations are not readily available, by a method which that Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original net asset value and the recalculated net asset value divided by the recalculated net asset value is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

PURCHASE AND REDEMPTION OF SHARES

How To Buy Shares

The Trust accepts purchase orders for shares of each Fund at the NAV per Share (and, if applicable, of the respective class of shares) next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of each Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of each Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares of each class to the Transfer Agent before the Valuation Time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To Open an Account                           $2,500
For retirement accounts                          500
Through automatic investment plans             1,000

To Add to an Account                            $250
For retirement accounts                          100
Through automatic investment plan                100

Minimum Balance                              $1,000
For retirement accounts                        None

If you are new to BT Investment Funds complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

         BT Service Center
         P.O. Box 419210
         Kansas City, MO  64141-6210

Overnight mailings:

         BT Service Center
         210 West 10th Street, 8th Floor
         Kansas City, MO  64105-1716

If you already have money invested in a fund in the BT Family of Funds, you can:

o        Mail an account application with a check,
o        Wire money into your account,
o Open an account by exchanging from another fund in the BT Family of Funds, or
o Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional for more information and a retirement account application.

Additional Information About Buying Shares

       To Open an Account                        To Add to an Account

By WireCall the BT Service Center at Call your Investment 1-800-730-1313 to receive Professional or wire additional wire instructions for account investment to:
       establishment.
                  Routing No.: 021001033
                                                 Attn:  Bankers Trust/IFTC
                    DDA No.: 00-226-296                     Deposit
                    FBO: (Account name)
                                                (Account number)
                    Credit: Fund Number
                                                BT Investment Lifecycle
Short Range Fund - 474
                                                BT Investment Lifecycle
Mid Range Fund - 475
BT Investment Lifecycle Long Range Fund - 476

Specify the complete name of the Fund of your choice, and include your account number and your name.

By Phone Contact your Service Agent, Contact your Service Agent, Investment Professional, or call Investment Professional, or call BT's Service Center at BT's Service Center at 1-800-730-1313. If you are an 1-800-730-1313. If you are an
                  existing shareholder, you may existing shareholder, you may exchange from another BT account exchange from another BT account with the same registration, including, with the same registration, including, name, address, and taxpayer name, address, and taxpayer
ID number.                                                    ID number.

By Mail  Complete and sign the account            Make your check payable to the
   application.  Make your check               complete name of the Fund of your
payable to the complete name of the choice. Indicate your Fund account Fund of your choice. Mail to the number on your check and mail to the appropriate address indicated on the address printed on your account statement.
                  application.

How to Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o Your account registration has changed within the last 30 days, o The check is being mailed to a different address than the one on your account (record address), o The check is being made payable to someone other than the account owner, o The redemption proceeds are being transferred to a BT account with a different registration, or o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of shares to be redeemed, and mail to one of the following addresses:

         BT Service Center
         P.O. Box 419210
         Kansas City, MO  64141-6210

Overnight mailings:

         BT Service Center
         210 West 10th Street, 8th Floor
         Kansas City, MO  64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

Investor Services

BT Investment Funds provide a variety of services to help you manage your account.

Information Services
Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration) o Account statements (monthly) o Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in a Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.




Exchange Privilege

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. Each Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

Systematic Programs
To move money from your bank account to BT Investment Funds

Minimum  Minimum  Frequency                 Setting up or changing
Initial           Subsequent

$1,000            $100    Monthly, bimonthly,    For a new account, complete the
quarterly or semi-       appropriate section
                           annually                  on the application.
                        For existing accounts, call your
Investment Professional for an application. To change the amount or frequency of your investment, contact your Investment Professional directly or call 1-800-730-1313. Call at least 10 business days prior to your next scheduled investment date.

Systematic Withdrawal Program lets you set up periodic redemptions from your account.

Minimum  Frequency                          Setting up or changing

$100 Monthly, quarterly, To establish, call your Investment Professional semi-annually or annually or call 1-800-730-1313 after your account is open. The accounts from which the withdrawals be processed must have a minimum balance of $10,000.

Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in a Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

     o Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

     o Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

o Simplified Employee Pension Plans (SEP): a relatively easy and inexpensive alternative to retirement planning for sole proprietors, partnerships and corporations. Under a SEP, employers make tax-deductible contributions to their own and to eligible employees' IRA accounts. Employee contributions are available through a "Salary Deferral" SEP for businesses with fewer than 25 eligible employees.

     o Keogh Plans: defined contribution plans available to individuals with self-employed income and nonincorporated businesses such as sole proprietors, professionals and partnerships. Contributions are tax-deductible to the employer and earnings are tax-sheltered until distribution.

     o Corporate Profit-Sharing and Money-Purchase Plans: defined contribution plans available to corporations to benefit their employees by making contributions on their behalf and in some cases permitting their employees to make contributions.

     o 401(k) Programs: defined contribution plans available to corporations allowing tax-deductible employer contributions and permitting employees to contribute a percentage of their wages on a tax-deferred basis.

     o 403(b) Custodian Accounts: defined contribution plans open to employees of most non-profit organizations and educational institutions.

     o Deferred Benefit Plans: plan sponsors may invest all or part of their pension assets in the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions. Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are distributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Federal Taxes. Each Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Funds' income and short-term capital gains are taxed as dividends, and long term capital gain distributions are taxed as long term capital gains. The Funds' distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. Each Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

Capital Gains. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.


"Buying a Dividend." On the ex-date for a distribution from income and/or capital gains, each Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Other Tax Information. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. You should consult with your own tax adviser concerning the application of Federal, state and local taxes to your distributions from the Fund.

PERFORMANCE INFORMATION AND REPORTS

The Funds' performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include each Fund's investment results and/or comparisons of its investment results to the Lipper Flexible Funds Average, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Salomon U.S. Dollar T Bill Index and various unmanaged indices (or a blended rate of several of such indices) or results of other mutual funds or investment or savings vehicles. Each Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc. The
Trust may provide period and average annualized "total return" quotations for the Funds. The "total return" refers to the change in the value of an investment in each Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that
performance will remain constant for the rest of the year.      The Trust may
provide annualized "yield" quotations for the Funds. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30 day or one month period (which period shall be stated in any such advertisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one year period and is shown as a percentage of the investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yield quotations may be provided, Bankers Trust, as Adviser, Service Agent or Administrator may have voluntarily agreed to waive portions of its fees on a month to month basis. Such waivers will have the effect of increasing a Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.


Shareholders will receive financial reports semi annually that include the Portfolios' financial statements, including listings of investment securities held by the Portfolios at those dates. Annual reports are audited by independent accountants.

MANAGEMENT OF THE TRUST AND PORTFOLIOS
Board of Trustees

The affairs of the Trust and each Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, as the Administrator of the Trust and each Portfolio, neither the Trust nor any Portfolio requires employees other than its officers. None of the Trust's or any Portfolio's officers devotes full time to the affairs of the Trust or the respective Portfolio.


The Trustees of each of the Trust and the Portfolios who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolios, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees. For more information with respect to the Trustees of the Trust and the Portfolios, see "Management of the Trust and Portfolios" in the SAI.

Investment Adviser


The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing all the Assets of each Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust, as investment adviser. Mr. Philip Green, and Ms. Karen Keller are responsible for the day-to-day management of the Portfolios.

     Mr. Green, Vice President, is a portfolio manager in the structured product group. Mr. Green joined Bankers Trust in 1985 and has over thirteen years of investment experience. During his career, Mr. Green has held a wide variety of portfolio management assignments including asset allocation portfolios, currency portfolios, and equity/bond structured portfolios. He received his B.S.E. from the Wharton School of Business and a M.B.A. from New York University. Mr. Green managed the Portfolios from January, 1995 to July, 1996, and since March, 1997.

     Ms. Keller, Vice President, is a portfolio manager for tactical asset allocation portfolios. She also provides on going research for model development and portfolio strategies. Ms. Keller joined Bankers Trust in October, 1988 and has over eight years of investment experience. Previously, she was a mutual fund accountant at State Street Bank and Trust Company. She has a B.A. in Economics from Tufts University and an M.B.A. in Finance from New York University. Ms. Keller has been overseeing the management of the Portfolios since their inception in 1993.


Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of March 31, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $123 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with approximately $233 billion in assets under management globally. Of that total, approximately $4 billion are in tactical asset allocation funds. This makes Bankers Trust one of the nation's leading managers of tactical asset allocation funds. Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise, once available to only the largest institutions in the U.S., to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolios.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the respective Portfolio, manages each Portfolio in accordance with that Portfolio's investment objective and stated investment policies, makes investment decisions for each Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of each Portfolio and employs professional investment managers and securities analysts who provide research services to each Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of each Portfolio are placed by Bankers Trust with broker dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for each Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. Each Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. Each Portfolio may, however, invest in the obligations of correspondents or customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from each Portfolio computed daily and paid monthly at the annual rate of 0.65% of the average daily net assets of the Portfolio.


Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in this Prospectus and the SAI without violation of the Glass Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of each Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee computed daily and paid monthly at the annual rate of 0.65% of the
average daily net assets of each Fund.     Under an Administration and Services
Agreement with each Portfolio, Bankers Trust calculates the value of the assets of the Portfolios and generally assists the Board of Trustees of the Portfolios in all aspects of the administration and operation of the Portfolios. Each Administration and Services Agreement provides for the respective Portfolio to pay Bankers Trust a fee computed daily and paid monthly at the rate of 0.10% of the average daily net assets of that Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including Edgewood, at Bankers Trust's expense. For more information, see the SAI.

For the fiscal year of each Fund ended March 31, 1997, the Funds and their respective Portfolios, after a partial waiver by Bankers Trust, paid Bankers Trust total administrative and services fees equal to 0.40%, 0.46% and 0.49%, respectively, of the average daily net assets of the BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment
Lifecycle Long Range Fund.      Distributor     Edgewood Services, Inc. is the
principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.

Pursuant to the terms of the Trust's Plan of Distribution pursuant to Rule 12b 1 under the 1940 Act (the "Plan"), Edgewood, as Distributor, may seek reimbursement in an amount not exceeding 0.20% of each Fund's average daily net assets annually for expenses incurred in connection with any activities primarily intended to result in the sale of the Funds' shares, including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of Edgewood who, as their primary activity, engage in or support the distribution of shares; printing the prospectuses, statements of additional information and reports for other than existing Fund shareholders in amounts in excess of that typically used in connection with the distribution of shares of the Funds; costs of placing advertising in various media; services of parties other than Edgewood or its affiliates in formulating sales literature; and typesetting, printing and distribution of sales literature. All costs and expenses in connection with implementing and operating the Plan will be paid by the respective Fund, subject to the 0.20% of net assets limitation. All costs and expenses associated with preparing the prospectus and SAI and in connection with printing them for and distributing them to existing shareholders and regulatory authorities, which costs and expenses would not be considered distribution expenses for purposes of the Plan, will also be paid by the respective Fund. To the extent expenses of Edgewood under the Plan in any fiscal year of the Trust exceed amounts payable under the Plan during that year, those expenses will not be reimbursed in any succeeding fiscal year. Expenses incurred in connection with distribution activities will be identified to the Fund or the other series of the Trust involved, although it is anticipated that some activities may be conducted on a Trust wide basis, with the result that those activities will not be identifiable to any particular series. In the latter case, expenses will be allocated among the series of the Trust on the basis of their relative net assets. It is not expected that any payments will be made under the Plan in the foreseeable future. Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

Custodian and Transfer Agent

Bankers Trust acts as Custodian of the assets of the Trust and each Portfolio and serves as the Transfer Agent for the Trust and each Portfolio under the Trust's Administration and Services Agreement with the Trust and each Portfolio.

Organization of the Trust

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a separate series of the Trust and was established and designated on August 12, 1992. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting that Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect that Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Asset Management Portfolio II and Asset Management Portfolio III are each a series of BT Investment Portfolios, an open end management investment company. BT Investment Portfolios and Asset Management Portfolio are each organized as trusts under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that the corresponding Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the corresponding Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the corresponding Portfolios. The interest in BT Investment Portfolios are divided into separate series, such as Asset Management Portfolio II and Asset Management Portfolio III. No series of BT Investment Portfolios has any preference over any other series.


Each series of the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. As of May 28, 1997, BT Pension Plan c/o Bankers Trust Company, Jersey City, New Jersey, owned 53.44%, of the voting securities of the BT Investment Lifecycle Short Range Fund, and therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders. As of May 28, 1997, BT Pension Plan c/o Bankers Trust Company, Jersey City, New Jersey, owned 29,17% of the voting securities of the BT Investment Lifecycle Mid Range Fund, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters
presented for a vote of its shareholders.      The series of BT Investment
Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.


Expenses of the Trust


Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and service fees, fees for necessary professional services, amortization of organizational expenses, and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Bankers Trust has agreed to reimburse each Fund to the extent required by applicable state law for certain expenses that are described in the SAI. Each Portfolio bears its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, the costs associated with regulatory compliance and maintaining legal existence and investor relations.
ADDITIONAL INFORMATION When-Issued and Delayed Delivery Securities. Each Portfolio may buy and sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to buy or sell securities at a set price, with payment and delivery taking place at a future date. Purchasing securities in this manner may cause greater fluctuations in the Portfolio's share price.

Short Sales. Each Portfolio may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


Indexed Securities. Each Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates. Securities Lending. Each Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risk, which, like those associated with other extensions of credit, include delays in recovery and possible loss of
rights in the collateral should the borrower fail financially.      Repurchase
Agreements. Each Portfolio may invest in repurchase agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, a Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

Rule 144A Securities. Each Portfolio may purchase securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under the SEC's Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from each Portfolio's 15% limit on illiquid securities. Under the supervision of the Board of Trustees of each Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, that Board will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of each Portfolio could be adversely affected.

Zero Coupon Debt Securities. Zero coupon debt securities do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, each Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.


Government Securities. Government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. Treasury bonds, notes and bills and certain agency securities, such as those issued by the Federal Housing Administration, are backed by the full faith and credit of the U.S. government and are the highest quality government securities. Each Portfolio may also invest a substantial portion of its portfolio in securities issued by government agencies or instrumentalities (such as executive departments of the U.S. government or independent Federal organizations supervised by Congress), which may have different degrees of government backing but which are not backed by the full faith and credit of the U.S. government. There is no guarantee that the government will support these types of securities, and therefore they involve more risk than other government obligations.


Mortgage Backed Securities. Mortgage backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the investor. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. When a mortgage in the underlying pool is prepaid, an unscheduled principal prepayment is passed through to the investor. This principal is returned to the investor at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the Federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations ("CMOs"). CMOs are pay through securities collateralized by mortgages or mortgage backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. CMOs may be issued by governmental or non governmental entities such as banks and other mortgage lenders. Non government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities.


Asset Backed Securities. Asset backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificateholders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. Foreign Investments. Each Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject
to the same risks as the foreign securities to which they relate.      With
respect to certain countries in which capital markets are either less developed or not easily accessed, investments by each Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.


Options on Stocks. Each Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. A covered call option, which is a call option with respect to which a Portfolio owns the underlying stock, sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock. A put option sold by a Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.


To close out a position when writing covered options, each Portfolio may make a "closing purchase transaction," which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. A Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, each Portfolio may make a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased.Each Portfolio intends to treat over the counter options ("OTC options") purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions" in the SAI.
Options on Stock Indices. Each Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.


Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


Futures Contracts on Securities Indices. Each Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("futures contracts"). This investment technique may be used to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocations between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, a futures contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Futures contracts do involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good faith deposit against performance of obligations under futures contracts written for a Portfolio.

     Options on Futures Contracts. Each Portfolio may invest in options on such futures contracts for similar purposes.

Each Portfolio may not purchase or sell a futures contract or option thereon if immediately thereafter its margin deposits on its outstanding futures contracts (other than futures contracts entered into for bona fide hedging purposes) and premiums paid for options thereon would exceed 5% of the market value of the Portfolio's total assets.

Foreign Currency Exchange Transactions. Because each Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long term investment decisions, each Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in each Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Options on Foreign Currencies. Each Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Each Portfolio may use options on currency to cross hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and each Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition each Portfolio may purchase call options on currency when the Adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Portfolio pays brokerage commissions or spreads in connection with its options transactions.


As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve liquidity and credit risks which may not be present in the case of exchange traded currency options. Each Portfolio's ability to terminate OTC options will be more limited than with exchange traded options. It is also possible that broker dealers participating in OTC options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased OTC options and assets used to cover written OTC options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     There can be no assurance that the use of these portfolio strategies will be successful.


Asset Coverage. To reduce the leverage created by each of the Portfolio's use of futures and related options, as well as when-issued and delayed delivery securities and foreign currency exchange transactions, each Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by segregating with the Portfolio's custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

33



                                                         33

BT INVESTMENT FUNDS


BT Investment Lifecycle Short Range Fund
BT Investment Lifecycle Mid Range Fund
BT Investment Lifecycle Long Range Fund

Investment Adviser of the Portfolios and Administrator

BANKERS TRUST COMPANY

130 Liberty Street
New York, NY  10006


Distributor

EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897


Custodian and Transfer Agent
BANKERS TRUST COMPANY

130 Liberty Street
New York, NY  10006


Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


Cusips   #055922827
                  #055922835
                  #055922843
COMBINV300 (6/97)






16




                                                       1630

                               STATEMENT OF ADDITIONAL INFORMATION
                                                    June 30, 1997


BT Investment Funds
o BT Investment Lifecycle Short Range Fund
o BT Investment Lifecycle Mid Range Fund
o BT Investment Lifecycle Long Range Fund


BT Investment Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information relates only to the BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Long Range Fund (each, a "Fund" and collectively, the "Funds"). Each Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments.

As described in the Prospectus, the Trust seeks to achieve the investment objective of each Fund by investing all the investable assets of the Fund in a diversified open-end management investment company having the same investment objective as such Fund. These investment companies are, respectively, Asset Management Portfolio III, Asset Management Portfolio II, and Asset Management Portfolio (each a "Portfolio" and collectively, the "Portfolios"). Asset Management Portfolio II and Asset Management Portfolio III are each a series of BT Investment Portfolios.

Shares of the Funds are sold by Edgewood Services, Inc. ("Edgewood"), the Trust's distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' investment adviser ("Adviser"), and to clients and customers of other organizations.

The Trust's Prospectus for the Funds is dated June 30, 1997, and provides the basic information investors should know before investing. The Prospectus may be obtained without charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. This Statement of Additional Information, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Trust's Prospectus.


                              BANKERS TRUST COMPANY
             Investment Adviser of Each Portfolio and Administrator

                             EDGEWOOD SERVICES, INC.
                                   Distributor

   Clearing Operations Pittsburgh, Pennsylvania 15230-0897 (800) 730-1313
                                  P.O. Box 897

I


                                 TABLE OF CONTENTS


Investment Objectives and Policies......................................1
Performance Information................................................14
Valuation of Securities; Redemptions and Purchases in Kind.............16
Management of the Trust and Portfolios.................................17
Organization of the Trust..............................................22
Taxation...............................................................23
Financial Statements...................................................24
Appendix.............................................................25

10



                         INVESTMENT OBJECTIVES AND POLICIES

                              Investment Objectives

The investment objective of each Fund is described in the Funds' Prospectus. There can, of course, be no assurance that any Fund will achieve its investment objective.

                               Investment Policies

Each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven calendar days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Adviser will monitor the liquidity of Rule 144A securities in each Portfolio's portfolio under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Lending of Portfolio Securities. The Portfolios have the authority to lend portfolio securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Bankers Trust, Edgewood or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

Futures Contracts and Options on Futures Contracts

General. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. Each Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.



At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Board of Trustees of each Portfolio has also adopted a further restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid debt securities in a segregated account with its custodian.

Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its Custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars priced daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Options on Securities. Each Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. Each Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees.

Options on Securities Indices. In addition to options on securities, each Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. Each Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Forward Foreign Currency Exchange Contracts. Because each Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, each Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event each Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

                             Investment Restrictions

The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.

As a matter of fundamental policy, each Portfolio (or Fund) may not (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):



(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolios may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Additional Restrictions. In order to comply with certain statutes and policies each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

(i) borrow money (including through reverse repurchase or dollar roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;



     (iv) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio
(Fund),  and the value of  securities  of any one issuer in which the  Portfolio
(Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities of the Portfolio (Fund) contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Portfolios (Funds) have no current intention to engage in short selling.);

(v)      invest for the purpose of exercising control or management;

     (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio
(Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees);

     (viii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees has determined that the commercial paper is of equivalent quality and is liquid;

(ix) with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (x) if the Portfolio (Fund) is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

(xi) invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;



(xii)    invest in warrants (other than warrants acquired by the Portfolio
         (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws;

     (xiii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

     (xiv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.

                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.



The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended March 31, 1997, 1996, and 1995, the Asset Management Portfolio paid brokerage commissions in the amount of $193,354, $132,955 and $118,748, respectively.

For the fiscal years ended March 31 1997, 1996, and 1995, the Asset Management Portfolio II paid brokerage commissions in the amount of $23,627, $19,304 and $25,346, respectively.

For the fiscal years ended March 31, 1997, 1996, and 1995, the Asset Management Portfolio III paid brokerage commissions in the amount of $7,279, $8,251 and $15,143, respectively.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Yield: Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

The Funds' 30-day SEC yields for the period ended March 31, 1997, were as follows:

                  BT Investment Lifecycle Short Range Fund--4.89%

                  BT Investment Lifecycle Mid Range Fund--3.94%

                  BT Investment Lifecycle Long Range Fund--2.86%

Total return: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

For the fiscal year ended March 31, 1997, and for the period from October 15, 1993 (commencement of operations) to March 31, 1997, the average annual total returns for BT Investment Lifecycle Short Range Fund were 8.32%, and 5.23% (annualized), respectively.

For the fiscal year ended March 31, 1997, and for the period from October 14, 1993 (commencement of operations) to March 31, 1997, the average annual total returns fro BT Investment Lifecycle Mid Range Fund were 11.16%, and 7.26% (annualized), respectively.

For the fiscal year ended March 31, 1997, and for the period from November 16, 1993 (commencement of operations) to March 31, 1997, the average annual total returns for BT Investment Lifecycle Long Range Fund were 13.88%, and 10.57% (annualized), respectively.

Performance Results: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                                              Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund.
Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data. Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Business Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         Economic and Market Information

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not available are valued by Bankers Trust pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                     MANAGEMENT OF THE TRUST AND PORTFOLIOS

The Trustees and officers of the Trust and Portfolios, their birthdates, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania, 15230-0897. An asterisk indicates that Trustee who is an "interested person" (as defined in the 1940 Act) of either the Trust or the Portfolios.

                              Trustees of the Trust



     S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group, Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.



     KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

     PHILIP W. COOLIDGE (birthdate: September 2, 1951) -- Trustee; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. ("SFG") (since December, 1988) and Signature (since April, 1989). His address is 6 St. James Avenue, Boston, Massachusetts 02116.

                           Trustees of the Portfolios

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

     S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; and Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

     PHILIP W. COOLIDGE (birthdate: September 2, 1951) -- Trustee of each Portfolio; Chairman, Chief Executive Officer and President, SFG (since December,
1988) and Signature (since April, 1989). His address is 6 St. James Avenue, Boston, Massachusetts 02116.

                                   Officers of the Trust and the Portfolios

Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.

RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

Messrs. Coolidge, Petnuch, Davis, and Neuman also hold similar positions for other investment companies for which Signature, or Edgewood, respectively, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trust or any Portfolio for serving as an officer or Trustee of the Trust or the Portfolios.

                                                Trustee Compensation Table

                                    Aggregate           Total Compensation
Name of Person,                     Compensation        from Fund Complex
Position                            from Trust*         Paid to Trustees+**

Philip W. Coolidge,
Trustee of Trust                    $705                       $1,250
and Portfolios

Kelvin Lancaster,
Trustee of Trust                    $14,000                   $26,250

Philip Saunders, Jr.,
Trustee of Trust and
Portfolios                          $15,000                   $28,750

Charles Biggar,
Trustee of Portfolios               $2,500                    $28,750

S. Leland Dill,
Trustee of Trust
and Portfolios                      $15,000                   $28,750
------------------------------------------------------------------------------
* Information is furnished for the fiscal year ended March 31, 1997.

+ Information is provided for the last calendar year.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio.

Bankers Trust reimbursed the Funds and Portfolios for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" herein.

As of May 28, 1997, the Trustees and officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or of the Trust (all series taken together).

As of May 28, 1997, the following shareholders of record owned 5% or more of the outstanding shares of BT Investment Lifecycle Short Range Fund: BT Pension Plan c/o Bankers Trust Company, Jersey City, New Jersey, owned approximately 1,735,629 shares (53.44%); Bankers Trust Company custodian for 401(k) Westinghouse Personal Investment, Jersey City, New Jersey, owned approximately 577,730 shares (17.79%); Bankers Trust Company acting as Trustee for Hanson Industries Plan 401(k), Jersey City, New Jersey, owned approximately 198,393 shares (6.11%); and Bankers Trust Company acting as trustee for Westinghouse Savannah River/Savannah River Inc. Savings, Jersey City, New Jersey, owned approximately 192,514 shares (5.93%).

As of May 28, 1997, the following shareholders of record owned 5% or more of the outstanding shares of BT Investment Lifecycle Mid Range Fund: BT Pension Plan c/o Bankers Trust Company, Jersey City, New Jersey, owned approximately 1,770,226 shares (29.17%); Bankers Trust Company custodian for 401(k) Westinghouse Personal Investment, Jersey City, New Jersey, owned approximately 1,224,247 shares (20.50%); Bankers Trust Company acting as trustee for Hanson Industries Plan 401(k), Jersey City, New Jersey, owned approximately 829,858 shares (13.68%); Bankers Trust Company acting as trustee for Westinghouse Savannah River/Savannah River Inc. Savings, Jersey City, New Jersey, owned approximately 536,537 shares (8.84%); Bankers Trust Company acting as trustee for Millennium Chemicals 401(k), Jersey City, New Jersey, owned approximately 488,123 shares (8.04%); Charles Schwab & Co./Schwab Omnibus Account, San Francisco, California, owned approximately 347,347 shares (5.72%); and Bankers Trust Company acting as trustee for Suburban Propane Retirement Savings and Investment Plan, Jersey City, New Jersey, owned approximately 346,559 shares (5.71%).

As of May 28, 1997, the following shareholders of record owned 5% or more of the outstanding shares of BT Investment Lifecycle Long Range Fund: Bankers Trust Company acting as trustee for Westinghouse Savannah River/Savannah River Inc. Savings, Jersey City, New Jersey, owned approximately 1,348,187 shares (19.33%); Bankers Trust Company acting as trustee for Hanson Industries Plan 401(k), Jersey City, New Jersey, owned approximately 1,340,080 shares (19.21%); Bankers Trust Company custodian for 401(k) Westinghouse Personal Investment, Jersey City, New Jersey, owned approximately 1,338,312 shares (19.19%); Bankers Trust Company acting as trustee for Millennium Chemicals 401(k), Jersey City, New Jersey, owned approximately 829,408 shares (11.89%); Charles Schwab & Co./Schwab Omnibus Account, San Francisco, California, owned approximately 725,376 shares (10.41%); Bankers Trust Company acting as trustee for U.S. Industries Plan 401(k), Jersey City, New Jersey, owned approximately 389,965 shares (5.59%); and Bankers Trust Company acting as trustee for Suburban Propane Retirement Savings and Investment Plan, Jersey City, New Jersey, owned approximately 376,023 shares (5.39%).

                                                    Investment Adviser

Under the terms of each Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and each Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $1,882,677, $1,092,488, and $576,146, respectively, for compensation of investment advisory services provided to Asset Management Portfolio. For the same periods, Bankers Trust reimbursed $462,108, $279,200, and $169,159, respectively to the Portfolio to cover expenses.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $371,709, $250,954, and $156,421, respectively, for compensation of investment advisory services provided to Asset Management Portfolio II. For the same periods, Bankers Trust reimbursed $111,591, $75,578, and $65,748, respectively to the Portfolio to cover expenses.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $201,330, $166,563, and $136,199, respectively, for compensation of investment advisory services provided to Asset Management Portfolio III. For the same periods, Bankers Trust reimbursed $69,831, $55,645, and $62,017, respectively to the Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

     Each Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.

                                                       Administrator

Under administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. Bankers Trust will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trust and the Portfolios as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $201,123, $166,399, and $136,157, respectively, as compensation for administrative and other services provided to the BT Investment Lifecycle Short Range Fund. During the same periods, Bankers Trust reimbursed $132,588, $108,995, and $109,534, respectively, to the Fund to cover expenses.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $371,327, $250,720, and $156,366, respectively, as compensation for administrative and other services provided to the BT Investment Lifecycle Mid Range Fund. During the same periods, Bankers Trust reimbursed $200,884, $144,986, and $116,867, respectively, to the Fund to cover expenses.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $436,826, $235,552, and $69,865, respectively, as compensation for administrative and other services provided to the BT Investment Lifecycle Long Range Fund. During the same periods, Bankers Trust reimbursed $218,456, $155,577, and $77,393, respectively, to the Fund to cover expenses.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $289,643, $168,075, and $88,638, respectively, as compensation for administrative and other services provided to Asset Management Portfolio.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $57,186, $38,608, and $24,065, respectively, as compensation for administrative and other services provided to Asset Management Portfolio II.

For the fiscal years ended March 31, 1997, 1996, and 1995, Bankers Trust earned $30,974, $25,625, and $20,954, respectively, as compensation for administrative and other services provided to Asset Management Portfolio III.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to any Fund is 2.50% of the Fund's first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

                                              Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as Custodian for the Trust and for each Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolios. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the investment advisory agreement and other activities for the Funds and the Portfolios described in the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                                            Counsel and Independent Accountants

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and each Portfolio. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 have been selected as Independent Accountants for the Trust and each Portfolio.

                                                 ORGANIZATION OF THE TRUST

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Whenever the Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of the respective Fund shareholders if the proposal, if made with respect to such Fund, would not require the vote of the Fund shareholders as long as such action is permissible under applicable statutory and regulatory requirements. The Trust will hold a meeting of the Fund shareholders for all other matters requiring a vote, and the Trust will cast all of its votes at the meeting of investors in a Portfolio in the same proportion as the votes of the respective Fund shareholders. Other investors with a greater pro rata ownership of a Portfolio could have effective voting control of the operations of the Portfolio.

                                                         TAXATION

                                                   Taxation of the Funds

The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains and therefore does not anticipate incurring a Federal income tax liability.

                                                       Distributions

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

                                                Taxation of the Portfolios

The Portfolios are not subject to the Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                                                 Foreign Withholding Taxes

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                                                    Backup Withholding

A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                                                   Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                                      Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Portfolio is organized as a New York trust. Each Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

                                                   FINANCIAL STATEMENTS

The financial statements for the Funds and the Portfolios for the fiscal year ended March 31, 1997, are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March, 1997 (File Nos. 33-07404 and 811-04760). A copy of the Annual Report may be obtained without charge by contacting the Funds.


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                                                     APPENDIX

                                         BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                   Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



            Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

         o        Leading market positions in well established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            Standard & Poor's Ratings Group's Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

           Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                Fitch Investors Service, Inc. Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

                           Duff & Phelps Bond Ratings

Investment Grade

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

               Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                                  *   *   *   *   *

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the investment adviser's or investment sub-adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

              Investment Adviser of the Portfolio and Administrator
                              BANKERS TRUST COMPANY

                                   Distributor
                             EDGEWOOD SERVICES, INC.

                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY

                             Independent Accountants
                            COOPERS & LYBRAND L.L.P.

                                     Counsel
                            WILLKIE FARR & GALLAGHER


                                                --------------------

     No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made. --------------------







Cusips  #055922827
        #055922835
        #055922843
SAILIFE (6/97)














PART C              OTHER INFORMATION

ITEM 24.            Financial Statements and Exhibits:

         (a)        Financial Statements:
                    Incorporated by reference to the Annual Report to Shareholders of the Funds dated March, 1997, pursuant to Rule 411 under the Securities Act of 1933.
                    (File Nos. 33-07404 and 811-4760)

         (b)        Exhibits:

         (1)        (i)        Conformed Copy of Declaration of Trust of the
                               Trust; 9
                    (ii)       Supplement to Declaration of Trust; 9
                    (iii)      Second Supplement to Declaration of Trust; 9
         (2)        Copy of By-Laws of the Trust; 9
         (3)        Not applicable.
         (4) Copy of Specimen stock certificates for shares of beneficial interest of the Trust; 1
         (5)        Not applicable.
         (6)        Conformed Copy of Distributor's Contract; 10
         (7)        Not applicable.
         (8) Conformed copy of Custodian Agreement between the Registrant and Bankers Trust Company; +
         (9)        (i)    Administration and Services Agreement; 6
                    (ii) Schedule of Fees under Administration and Services Agreement; 7
                    (iii)    Exhibit D to the Administration and Services
                              Agreement; +
         (10)       Not applicable.
         (11)       Conformed copy of Consents of Independent Accountants; +
         (12)       Not applicable.
         (13)       Not applicable.
         (14)       Not applicable.
         (15)       Conformed Copy of Plan of Distribution; 10
         (16)       Copy of Schedules for Computation of Performance
                    Quotations; 2
         (17)       Copy of Financial Data Schedules; +
         (18)       Not applicable.
         (19)       Conformed Copy of Power of Attorney of Registrant; 10

-----------------------------------
+ All exhibits have been filed electronically.

1. Incorporated by reference to the Registrant's registration statement on Form N-1A ("Registration Statement") as
filed with the Securities and       Exchange Commission ("Commission") on
October 24, 1986.

     2. Incorporated by reference to Post-Effective Amendment No. 14 to egistrant's Registration Statement as filed with the Commission on February 13, 1992.

     6. Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.

     7. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.

     9. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.

     10. Incorporated by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement as filed with the Commission on January 30, 1997.

ITEM 25.      Persons Controlled by or Under Common Control with Registrant:

              Not applicable.

ITEM 26.        Number of Holders of Securities:

Title of Class                                       Number of Record Holders
                                as of July , 1997

Tax Free Money Fund                                  186
NY Tax Free Money Fund                               206
Cash Management Fund                                 324
Treasury Money Fund                                  1818
100% Treasury Fund                                   0
Intermediate Tax Free Fund                  80
Utility Fund                                         80
Small Cap Fund                                       517
Pacific Basin Equity Fund                   191
European Equity Fund                                 0
BT Investment Lifecycle Short Range Fund    11
BT Investment Lifecycle Mid Range Fund      11
BT Investment Lifecycle Long Range Fund     13
Latin American Equity Fund                  163
International Equity Fund                   647
Global High Yield Securities Fund           86
Capital Appreciation Fund                   333
International Bond Fund                              0

ITEM 27.          Indemnification; 11

ITEM 28.        Business and Other Connections of Investment Adviser:

Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired senior vice president and Director, International Business machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman emeritus of Amherst College; and Chairman of the Colonial Willimsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice chairman and chief financial officer, Bankers Trust Company and Bankers Trust New York Corporation; Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

     11. Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996. Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; and Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

     William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group pic.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

     N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust New York Corporation and Bankers Trust Company; Director, bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

     ITEM 29. Principal Underwriters a) Edgewood Service, Inc., the principal underwriter for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Investment Funds, BT Advisor Funds, BT Institutional Funds, Excelsior Institutional Trust (formerly, UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), Excelsior Institutional Trust, FTI Funds, FundManager Portfolios, Marketvest Funds, Marketvest Funds, inc. and Old Westbury Funds, Inc.






         b)

              (1)                             (2)                           (3)
Name and Principal                 Positions and Offices             Positions and Offices
Business Address                      With Distributor                With Registrant

Lawrence Caracciolo                Director, President,                      --
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Arthur L. Cherry                   Director,                                 --
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

J. Christopher Donahue             Director,                                 --
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ronald M. Petnuch                  Vice President,                   President and Treasurer
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Thomas P. Schmitt                  Vice President,                           --
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ernest L. Linane                   Assistant Vice President,                 --
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

S. Elliott Cohan                   Secretary,                    Assistant Secretary
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779


Thomas J. Ward                     Assistant Secretary,                      --
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Kenneth W. Pegher, Jr.             Treasurer,                                --
Federated Investors Tower          Edgewood Services, Inc.
Pittsburgh, PA 15222-3779




(c) Not Applicable.

ITEM 30. Location of Accounts and Records:

BT INVESTMENT FUNDS:                Federated Investors Tower
(Registrant)                        Pittsburgh, PA 15222-3779

BANKERS TRUST COMPANY:              280 Park Avenue,
(Investment Adviser,                New York, NY 10017
Administrator, and
Custodian)

INVESTORS FIDUCIARY                 127 West 10th Street,
TRUST COMPANY:                      Kansas City, MO 64105
(Transfer Agent and Dividend
Disbursing Agent)

EDGEWOOD SERVICES, INC.:   Clearing Operations, P.O. Box 897,
(Distributor)                       Pittsburgh, PA 15230-0897

ITEM 31. Management Services:

                  Not applicable.

ITEM 32.          Undertakings:

                  The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report, with respect to the respective series of the Trust, to shareholders upon request and without charge.

                  The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant, BT INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 1st day of July, 1997.

                                                           BT INVESTMENT FUNDS

                                            By:  /s/ Jay S. Neuman
                                            Jay S. Neuman, Secretary
                                            July 1, 1997

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                                        TITLE                  DATE

By:      /s/ Jay S. Neuman          Attorney in Fact          July 1, 1997
         Jay S. Neuman              For the Persons
         SECRETARY                          Listed Below

/s/ RONALD M. PETNUCH*              President and Treasurer
Ronald M. Petnuch                   (Chief Executive Officer,
                                            Principal Financial and
                                            Accounting Officer)

/s/ PHILIP W. COOLIDGE*             Trustee
Philip W. Coolidge

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ KELVIN J. LANCASTER*   Trustee
Kelvin J. Lancaster

/s/ PHILIP SAUNDERS, JR.*  Trustee
Philip Saunders, Jr.



*By Power of Attorney

                                   SIGNATURES

         BT INVESTMENT PORTFOLIOS has duly caused this Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 1st day of July, 1997.

                            TREASURY MONEY PORTFOLIO

                                            By:  /s/ Jay S. Neuman
                                            Jay S. Neuman, Secretary
                                            July 1, 1997

     This Post-Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                                        TITLE                   DATE

By:      /s/ Jay S. Neuman          Attorney in Fact          July 1, 1997
         Jay S. Neuman              For the Persons
         SECRETARY                          Listed Below

/s/ RONALD M. PETNUCH*              President and Treasurer
Ronald M. Petnuch                   (Chief Executive Officer,
                                            Principal Financial and
                                            Accounting Officer)

/s/ PHILIP W. COOLIDGE*             Trustee
Philip W. Coolidge

/s/ CHARLES P. BIGGAR*              Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.*  Trustee
Philip Saunders, Jr.



*By Power of Attorney

                                   SIGNATURES

         ASSET MANAGEMENT PORTFOLIO has duly caused this Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 1st day of July, 1997.

                           ASSET MANAGEMENT PORTFOLIO

                                            By:  /s/ Jay S. Neuman
                                            Jay S. Neuman, Secretary
                                            July 1, 1997

     This Post-Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                                        TITLE              DATE

By:      /s/ Jay S. Neuman          Attorney in Fact          July 1, 1997
         Jay S. Neuman              For the Persons
         SECRETARY                          Listed Below

/s/ RONALD M. PETNUCH*              President and Treasurer
Ronald M. Petnuch                   (Chief Executive Officer,
                                            Principal Financial and
                                            Accounting Officer)

/s/ PHILIP W. COOLIDGE*             Trustee
Philip W. Coolidge

/s/ CHARLES P. BIGGAR*              Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.*  Trustee
Philip Saunders, Jr.



*By Power of Attorney